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                                                       [EXCHANGE                                                   SHARES
                                                  APPLICATIONS LOGO]
    NUMBER                                                                                                   --------------------
  ------------                                EXCHANGE APPLICATIONS, INC.
  EA                                                                                                             SEE REVERSE FOR
  ------------                                                                                                 CERTAIN DEFINITIONS
                                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                             COMMON STOCK, $.001 PAR VALUE                                    CUSIP 300867 10 8
                      This certificate is transferable in Boston, Massachusetts or New York, New York

                 -----------------------------------------------------------------------------------------------------------------

                   THIS IS TO CERTIFY THAT






                   IS THE OWNER OF
                 -----------------------------------------------------------------------------------------------------------------

                            FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.001 EACH OF

                ========================================  EXCHANGE APPLICATIONS, INC. ============================================

                (Hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Common Stock represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation, as now in effect or hereafter amended.
                      This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
                      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
                Dated:

                           /s/ John G. O'Brien                                                        /s/ Andrew J. Frawley

                    CHIEF FINANCIAL OFFICER AND TREASURER              [SEAL]                        CHIEF EXECUTIVE OFFICER




                                                                       COUNTERSIGNED AND REGISTERED
                                                                                         BANKBOSTON, N.A.
                                                                                               TRANSFER AGENT AND REGISTRAR


                                                                                                        /s/ M. Dinger
                                                                                                    AUTHORIZED SIGNATURE


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                                                    EXCHANGE APPLICATIONS, INC.


THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON
WRITTEN REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  -- as tenants in common                                          UNIF GIFT MIN ACT -- ......... Custodian ...........
    TEN ENT  -- as tenants by the entireties                                                        (Cust)               (Minor)
    JT TEN   -- as joint tenants with right of                                                     under Uniform Gifts to Minors
                survivorship and not as tenants                                                    Act ...........................
                in common                                                                                      (State)
    COM PROP -- as community property

                              Additional abbreviations may also be used though not in the above list.


      For value received, _______________________________________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
         --------------------------------------

         --------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
                                 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------------------ shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

         ---------------------------------------------------------------------------------------------------------------- Attorney
         to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated ______________________________________

                                                  ________________________________________________________________________________
                                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
                                                  THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                  ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                  ________________________________________________________________________________
                         SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                                                  (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                  MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                                  S.E.C RULE 17Ad-15.



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